UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

TUSCAN HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Tuscan Holdings Corp. Files Revised Preliminary Proxy Statement,

Sets Record Date for Stockholders Eligible to Vote on Business Combination

Stockholder vote expected to be on or about July 16, 2021

NEW YORK, NY – June 8, 2021 – Tuscan Holdings Corp. (Nasdaq: THCB) (“Tuscan Holdings”) announced today that it filed a revised preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the proposed business combination with Microvast, Inc., a leading global provider of next-generation battery technologies for commercial and specialty vehicles. The Company set the close of business on June 21, 2021 as the record date for the determination of stockholders eligible to vote at its special meeting of stockholders (the “Special Meeting”). Tuscan Holdings expects the Special Meeting to be held on or about July 16, 2021.

The consummation of the proposed business combination with Microvast and related items requires approval at the Special Meeting by the affirmative vote of the holders of over 50% of the outstanding Tuscan shares. Only stockholders who hold Tuscan shares on June 21, 2021 will be eligible to vote at the Special Meeting.

The previously announced business combination is expected to provide $822 million of gross proceeds to Microvast. PIPE anchor investors include strategic partner Oshkosh Corporation as well as funds and accounts managed by BlackRock, Koch Strategic Platforms and InterPrivate. Upon the closing of the business combination, the combined company will be named Microvast Holdings, Inc. and is expected to be listed on the Nasdaq Stock Market under the new ticker symbol “MVST.”

The revised preliminary proxy statement is subject to SEC review and stockholders are not required to take any action at this time. Once final, a definitive proxy statement will be mailed together with a proxy card to Tuscan Holdings’ stockholders who hold shares on June 21, 2021. The definitive proxy statement will include the date and time of the Special Meeting.

About Microvast

Microvast, Inc. is a technology innovator that designs, develops and manufactures lithium-ion battery solutions. Founded in 2006 and headquartered in Houston, TX, Microvast is renowned for its cutting-edge cell technology and its vertical integration capabilities which extends from core battery chemistry (cathode, anode, electrolyte, and separator) to battery packs. By integrating the process from raw material to system assembly, Microvast has developed a family of products covering a broad breadth of market applications. More information can be found on the corporate website: www.microvast.com.

About Tuscan

Tuscan Holdings Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Tuscan’s management team is led by Stephen Vogel, Chairman and Chief Executive Officer. Tuscan is listed on Nasdaq under the ticker symbol “THCB.”

About InterPrivate

InterPrivate Capital is a private investment firm that invests on behalf of a consortium of family offices. The firm’s unique independent co-sponsor structure provides its investors with the deep sector expertise and transaction execution capabilities of veteran deal-makers from the world’s leading private equity and venture capital firms. Affiliates of InterPrivate Capital act as sponsors, co-sponsors and advisors of SPACs, and manage a number of investment vehicles on behalf of its family office co-investors that participate in private and public opportunities, including PIPE investments in support of the firm’s sponsored business combinations. For more information regarding InterPrivate Capital, please visit www.interprivate.com. For more information regarding InterPrivate’s SPAC strategy, please visit www.ipvspac.com.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”) involving Tuscan and Microvast, Tuscan intends to file relevant materials with the SEC, including a definitive proxy statement (“Merger Proxy Statement”). On June 3, 2021 Tuscan filed a revised preliminary proxy statement with the SEC relating to the Proposed Transaction. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE THE MERGER PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSED TRANSACTION WITH MICROVAST, AND TO READ ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. The Merger Proxy Statement and other documents that may be filed with the SEC (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Proposed Transaction and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Tuscan and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 25, 2021. To the extent that holdings of Tuscan’s securities have changed since the amounts included in Tuscan’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants is also included in the preliminary proxy statement filed on June 3, 2021 and will be included in the definitive Merger Proxy Statement, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above. Additional information is also included in the definitive proxy statement which was filed with the SEC on March 24, 2021 and mailed to Tuscan’s stockholders on or about March 25, 2021.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the expected proceeds from the Proposed Transaction, the timing of the Special Meetingand the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) a delay in the timing of the Special Meeting due to, among other things, the timing of the completion of the SEC review process; (2) the inability to complete the Proposed Transaction or, if Tuscan does not complete the Proposed Transaction, any other business combination; (3) the inability to complete the Proposed Transaction due to the failure to meet the closing conditions to the Proposed Transaction, including the inability to obtain approval of Tuscan’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by Tuscan stockholders, the failure to meet the Nasdaq listing standards in connection with the consummation of the Proposed Transaction, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (4) costs related to the Proposed Transaction; (5) a delay or failure to realize the expected benefits from the Proposed Transaction; (6) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (7) the impact of the ongoing COVID-19 pandemic; (8) changes in the highly competitive market in which Microvast competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (9) changes in the markets that Microvast targets; (10) risk that Microvast may not be able to execute its growth strategies or achieve profitability; (11) the risk that Microvast is unable to secure or protect its intellectual property; (12) the risk that Microvast’s customers or third-party suppliers are unable to meet their obligations fully or in a timely manner; (13) the risk that Microvast’s customers will adjust, cancel, or suspend their orders for Microvast’s products; (14) the risk that Microvast will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (15) the risk of product liability or regulatory lawsuits or proceedings relating to Microvast’s products or services; (16) the risk that Microvast may not be able to develop and maintain effective internal controls; (17) the outcome of any legal proceedings that may be instituted against Tuscan, Microvast or any of their respective directors or officers following the announcement of the Proposed Combination; (18) risks of operations in the People’s Republic of China; and (19) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Tuscan and Microvast or the date of such information in the case of information from persons other than Tuscan or Microvast, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Press Contact:

Microvast Investor Relations

IR@microvast.com

(346) 309-2562

Microvast Public Relations

media@microvast.com

Tuscan Holdings Corp.

Investor Relations, ICR

TuscanIR@icrinc.com

InterPrivate Capital

Charlotte Luer

Investor Relations

ir@interprivate.com

PRESS RELEASE

Microvast and Gaussin Partner to Accelerate the Transition to
Zero-Emission Transportation

•	Strategic Partnership for the next-gen full electric and hydrogen powered version of skateboard road truck platform
•	State-of-the-art modular battery concept with a variety of cell chemistry
•	Long-term collaboration with a volume forecast of more than 1.5 GWh in the next 5 years and up to 29 GWh until 2031

Frankfurt am Main, June 8th, 2021 – Microvast, a leading global provider of next-generation battery technologies for commercial and specialty vehicles that recently announced a planned business combination with Tuscan Holdings Corp. (Nasdaq: THCB), has been nominated by Gaussin (EURONEXT GROWTH: ALGAU - FR0013495298) for its next generation skateboard road truck platform.

Gaussin is a pioneer in the design and assembly of electric and fuel cell vehicles in transport and logistics industry. Both companies have announced the partnership to integrate Microvast's new generation of batteries for electric and hydrogen skateboard applications of Gaussin.

Microvast joins force with Gaussin in developing zero-emission next-gen skateboard truck platform

Today, Microvast was officially announced as battery supplier of Gaussin to power its new electric and hydrogen trucks. Both companies will collaborate to develop series of new skateboard road trucks, which can be deployed for multiple purposes in the logistics and transport field.

With its vertical integration capabilities, Microvast can provide a wide choice of different cell chemistries in its standard battery packs, which can fulfill the diversified technical requirements in terms of power, energy density and cycle life. The high-level modularity of Microvast batteries gives Gaussin great flexibility in vehicle design. Microvast believes that the excellent fast-charging capability, high energy density and outstanding safety features of Microvast battery solutions can meet the surging demand from major logistics players to shorten the charging duration and prolong the charging interval.

The skateboard for road trucks, a revolution in the field of clean and intelligent transport of goods

Gaussin launched in April 2021 the first “skateboard” in the world for class 8 road trucks, tractor or carrier from 18t to 44t, hydrogen or all-electric, a rolling, versatile and modular platform intended for the various market players.

The solution is aimed at traditional truck manufacturers as well as new entrants, body builders and other market players in autonomous navigation software area. More broadly, the skateboard road truck platform targets all players wishing to access a hydrogen and electric platform for clean and intelligent transport.

Gaussin and Microvast expect to start building the first prototypes in both full electric and hydrogen version in mid 2021 to test the vehicle performance. Microvast will first supply Gaussin with its off-the-shelf MV-C battery pack and then offer an upgrade possibility through MV-I battery pack with an energy density of more than 180 Wh/kg.

PRESS RELEASE

The hydrogen version of the road skateboard is a hybrid system that uses high power batteries in combination with a fuel cell to provide necessary power under certain conditions, with the driving range extended to almost 400 km thanks to the battery power.

The first prototypes are planned to be presented to major fleet and e-commerce companies in the United States and in Europe.

About Microvast

Microvast, Inc. is a technology innovator that designs, develops and manufactures lithium-ion battery solutions. Founded in 2006 and headquartered in Houston, TX, Microvast is renowned for its cutting-edge cell technology and its vertical integration capabilities which extends from core battery chemistry (cathode, anode, electrolyte, and separator) to battery packs. By integrating the process from raw material to system assembly, Microvast has developed a family of products covering a broad breadth of market applications. More information can be found on the corporate website: www.microvast.com.

About Gaussin
Gaussin is an engineering company that designs, assembles and sells innovative products and services in the transport and logistics field. Its know-how encompasses cargo and passenger transport, autonomous technologies allowing for self-driving solutions such as Automotive Guided Vehicles, and the integration all types of batteries, electric and hydrogen fuel cells in particular. With more than 50,000 vehicles worldwide, Gaussin enjoys a strong reputation in four fast-expanding markets: port terminals, airports, logistics and people mobility. The group has developed strategic partnerships with major global players in order to accelerate its commercial penetration: Siemens Postal, Parcel & Airport Logistics in the airport field, Bolloré Ports and ST Engineering in ports and Bluebus for people mobility. GAUSSIN has broadened its business model with the signing of license agreements accelerating the diffusion of its technology throughout the world. The acquisition of METALLIANCE confirms the emergence of an international group present in all segments of intelligent and clean vehicles.

In October 2019, the Group won the World Autonomous Vehicle Transport Competition "Category leader" - "Better energy and environmental sustainability". GAUSSIN has been listed on Euronext Growth in Paris since 2010 (EURONEXT GROWTH - FR0013495298). More information on www.gaussin.com

About Tuscan

Tuscan Holdings Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Tuscan’s management team is led by Stephen Vogel, Chairman and Chief Executive Officer. Tuscan is listed on Nasdaq under the ticker symbol "THCB."

About InterPrivate

InterPrivate Capital is a private investment firm that invests on behalf of a consortium of family offices. The firm’s unique independent co-sponsor structure provides its investors with the deep sector expertise and transaction execution capabilities of veteran deal-makers from the world’s leading private equity and venture capital firms. Affiliates of InterPrivate Capital act as sponsors, co-sponsors and advisors of SPACs, and manage a number of investment vehicles on behalf of its family office co-investors that participate in private and public opportunities, including PIPE investments in support of the firm’s sponsored business combinations. For more information regarding InterPrivate Capital, please visit www.interprivate.com. For more information regarding InterPrivate’s SPAC strategy, please visit www.ipvspac.com.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”) involving Tuscan and Microvast, Tuscan intends to file relevant materials with the SEC, including a definitive proxy statement (“Merger Proxy Statement“). On June 3, 2021 Tuscan filed a revised preliminary proxy statement with the SEC relating to the Proposed Transaction. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE THE MERGER PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSED TRANSACTION WITH MICROVAST, AND TO READ ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MICROVAST, TUSCAN, THE PROPOSED TRANSACTION AND RELATED MATTERS. The Merger Proxy Statement and other documents that may be filed with the SEC (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

PRESS RELEASE

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Proposed Transaction and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Tuscan, Microvast, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 25, 2021. To the extent that holdings of Tuscan’s securities have changed since the amounts included in Tuscan’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants is also included in the preliminary proxy statement filed on June 3, 2021 and will be included in the definitive Merger Proxy Statement, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above. Additional information is also included in the definitive proxy statement which was filed with the SEC on March 24, 2021 and mailed to Tuscan’s stockholders on or about March 25, 2021.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Microvast’s industry and market sizes, future opportunities for Tuscan, Microvast and the combined company, Tuscan’s and Microvast’s estimated future results and the Proposed Transaction, including the implied equity value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) a delay in the timing of the Special Meeting at which the Proposed Transaction will be submitted to Tuscan’s stockholders for approval due to, among other things, the timing of the completion of the SEC review process; (2) the inability to complete the Proposed Transaction or, if Tuscan does not complete the Proposed Transaction, any other business combination; (3) the inability to complete the Proposed Transaction due to the failure to meet the closing conditions to the Proposed Transaction, including the inability to obtain approval of Tuscan’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by Tuscan stockholders, the failure to meet the Nasdaq listing standards in connection with the consummation of the Proposed Transaction, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (4) costs related to the Proposed Transaction; (5) a delay or failure to realize the expected benefits from the Proposed Transaction; (6) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (7) the impact of the ongoing COVID-19 pandemic; (8) changes in the highly competitive market in which Microvast competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (9) changes in the markets that Microvast targets; (10) risk that Microvast may not be able to execute its growth strategies or achieve profitability; (11) the risk that Microvast is unable to secure or protect its intellectual property; (12) the risk that Microvast’s customers or third-party suppliers are unable to meet their obligations fully or in a timely manner; (13) the risk that Microvast’s customers will adjust, cancel, or suspend their orders for Microvast’s products; (14) the risk that Microvast will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (15) the risk of product liability or regulatory lawsuits or proceedings relating to Microvast’s products or services; (16) the risk that Microvast may not be able to develop and maintain effective internal controls; (17) the outcome of any legal proceedings that may be instituted against Tuscan, Microvast or any of their respective directors or officers following the announcement of the Proposed Combination; (18) risks of operations in the People’s Republic of China; and (19) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

PRESS RELEASE

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Tuscan and Microvast or the date of such information in the case of information from persons other than Tuscan or Microvast, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Press Contact:

Microvast Investor Relations

IR@microvast.com

(346) 309-2562

Microvast Public Relations

media@microvast.com

Microvast European Media

Press Office Microvast GmbH
c/o Jeschenko MedienAgentur Berlin GmbH
Zehdenicker Straße 12 a, 10119 Berlin
Tel. +49 30 443183-16
E-Mail: microvast@jeschenko-berlin.de

Tuscan Holdings Corp.

Investor Relations, ICR

TuscanIR@icrinc.com

InterPrivate Capital

Charlotte Luer

Investor Relations

ir@interprivate.com

Press Office Gaussin
GAUSSIN	Ulysse Communication
Christophe Gaussin, invest@gaussin.com	Nicolas Daniels, ndaniels@ulysse-communication.com
Charles Courbet, ccourbet@ulysse-communication.com